                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934)

    Filed by the Registrant /X/

    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                  CORNERSTONE PROPERTIES INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2) or
     Item 22(a)(2) of Scehdule 14A.
/ / $500 per each party of the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          CORNERSTONE PROPERTIES INC.
                              126 EAST 56TH STREET
                            NEW YORK, NEW YORK 10022

                                                                  April 17, 1998

Dear Stockholder:

    The Annual Meeting of Stockholders of Cornerstone Properties Inc., a Nevada corporation (the "Company"), will be held on Wednesday, May 20, 1998, at 2:00 p.m. (local time) at the Four Seasons Hotel New York, 57 East 57th Street, New York, NY 10022, for the purposes identified below. Your Board of Directors urges you to please complete, date and sign your voting instructions and proxy and return them in the enclosed envelope no later than May 15, 1998.

    At the Annual Meeting, stockholders will vote upon the following proposals:

        1. Election of eleven directors by the holders of the Common Stock for the ensuing year.

        2.  Approval of the Company's 1998 Long-Term Incentive Compensation
    Plan.

        3. Approval of an amendment of the Company's Restated Articles of Incorporation to increase the authorized Preferred Stock from 15,000,000 shares to 65,000,000 shares.

        4. Ratification of the appointment of Coopers & Lybrand L.L.P. as the Company's independent public accountants for the fiscal year 1998.

        5. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

    YOUR BOARD STRONGLY URGES YOU TO VOTE IN FAVOR OF ALL OF THE PROPOSALS ON YOUR PROXY CARD.

Sincerely,

John S. Moody                          Rodney C. Dimock
CHAIRMAN AND CHIEF EXECUTIVE OFFICER   PRESIDENT AND CHIEF OPERATING OFFICER

    THE COMPANY IS SUBJECT TO UNITED STATES SECURITIES LAWS RELATING TO THE
             SOLICITATION OF PROXIES FROM ITS COMMON STOCKHOLDERS.

                               TABLE OF CONTENTS

PROXY STATEMENT........................................................................          1

ELECTION OF DIRECTORS
  (Item 1 on Proxy Card)...............................................................          2
  Information Concerning Nominees......................................................          2
  Board of Directors Committees, Meetings and Remuneration.............................          4

OFFICERS...............................................................................          5

EXECUTIVE COMPENSATION.................................................................          6
  Summary Compensation Table...........................................................          6
  Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values....          8
  Supplemental Pension Benefit.........................................................          9
  Report of the Compensation Committee.................................................          9
  Stockholder Return Graph.............................................................         11

CERTAIN TRANSACTIONS...................................................................         12

  PGGM and DIHC........................................................................         12
  Hines Interests Limited Partnership..................................................         12
  Deutsche Bank AG.....................................................................         13

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.........................         14

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934...................         16

APPROVAL OF THE COMPANY'S 1998 LONG-TERM INCENTIVE COMPENSATION PLAN
  (Item 2 on the Proxy Card)...........................................................         16

APPROVAL OF AMENDMENT TO RESTATED ARTICLES OF INCORPORATION
  (Item 3 on Proxy Card)...............................................................         20

SELECTION OF AUDITORS
  (Item 4 on Proxy Card)...............................................................         20

OTHER MATTERS
  (Item 5 on Proxy Card)...............................................................         20

                          CORNERSTONE PROPERTIES INC.
                              126 EAST 56TH STREET
                            NEW YORK, NEW YORK 10022

                                PROXY STATEMENT
                          ANNUAL MEETING--MAY 20, 1998

    INTRODUCTION. The Board of Directors of the Company is soliciting proxies from the holders of the Company's outstanding shares of Common Stock, without par value, for voting at its Annual Meeting of Stockholders (the "Annual Meeting"), which is to be held on Wednesday, May 20, 1998, at 2:00 p.m. (local time) at the Four Seasons Hotel New York, 57 East 57th. Street, New York, New York, 10022. This Proxy Statement and related form of proxy are first being mailed to the stockholders on or about April 17, 1998.

    THE BOARD OF DIRECTORS URGES YOU TO PLEASE COMPLETE, DATE AND SIGN YOUR VOTING INSTRUCTIONS AND PROXY AND RETURN THEM IN THE ENCLOSED ENVELOPE NO LATER THAN MAY 15, 1998. For holders of Common Stock in Germany: in the event the bank holding your Common Stock has not provided you with a return envelope, please return your proxy directly to your depository bank.

    SOLICITATION OF PROXIES. Solicitation will be by mail, which may be supplemented by telephone or other personal contact, to be made without special compensation by regular officers or other representatives of the Company or Boston EquiServe, Inc., the Company's transfer agent. The Company will reimburse banks and other custodians, nominees and agents of the stockholders for the costs incurred in obtaining from their principals authorization to execute a Proxy Card. The entire cost of solicitation will be borne by the Company. If a stockholder has not received a copy of the Proxy Statement, the Company, upon request, will furnish such stockholder a copy free of charge, as soon as practicable.

    REVOCABILITY OF PROXIES. You may revoke your proxy at any time prior to the vote at the Annual Meeting by (a) notifying the Secretary of the Company in writing prior to the start of the Annual Meeting, (b) signing and dating a later proxy and returning the new proxy in time to be counted for the Annual Meeting or (c) by attending the Annual Meeting and voting contrary to the submitted proxy at the time the votes are requested. Any written notice revoking a proxy should be sent to Cornerstone Properties Inc., 126 East 56th Street, New York, New York 10022, Attn: Thomas P. Loftus, Secretary.

    VOTING SECURITIES. Only stockholders of record at the close of business on April 17, 1998 will be entitled to notice of and to vote at the meeting. On the record date set forth above, 98,015,196 shares of Common Stock of the Company were issued and outstanding, entitled to one vote per share on matters submitted to the stockholders at the meeting.

    QUORUM; APPRAISAL RIGHTS. Under the Bylaws of the Company, twenty percent of the outstanding shares of Common Stock entitled to vote, whether represented in person or in proxy, shall constitute a quorum at the Annual Meeting. Proxies marked "abstain" and broker non-votes will be considered present at the meeting for quorum purposes, but will not be counted for the purpose of determining the number of votes cast with respect to any matter. However, abstentions and broker non-votes will have the effect of a "no" vote if the vote required is a majority of the shares outstanding and entitled to be voted. Under the General Corporation Law of Nevada, stockholders are not entitled to any dissenters' rights of appraisal in respect of any of the proposals to be voted upon at the Annual Meeting.

                             ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

    At the Annual Meeting of Stockholders, a board of eleven directors will be elected, each to hold office from the date of election until the next Annual Meeting of Stockholders and until his successor shall have been elected and qualified. Each current director of the Company is nominated for election, except for Mr. Davis and Mr. Rauenhorst, who are not standing for reelection. All of the nominees, except Messrs. Dimock, Mellinger, Stapleton, van den Bos and van der Vlist, were elected by the stockholders at the 1997 Annual Meeting. The eleven persons listed in the table below have been nominated by the Board of Directors for election by the Common Stockholders. UNLESS INSTRUCTED OTHERWISE, THE ENCLOSED PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF ALL OF SUCH NOMINEES.

    The Board of Directors has no reason to believe that any of these nominees will not be available, but in the event that a vacancy among the original nominees occurs prior to the meeting or any of the nominees named should for any reason be unable to serve, the proxy will be voted for a substitute nominee or nominees designated by the Board of Directors and for the remaining nominees named below.

    The table below sets forth the names, principal occupations during the last five years, positions, if any, held at the Company, and ages and length of continuous service as a director, of the nominees for election.

                        INFORMATION CONCERNING NOMINEES

                                    PRINCIPAL OCCUPATIONS DURING
DIRECTORS/NOMINEES(1)                  THE LAST FIVE YEARS(2)                AGE       DIRECTOR SINCE
----------------------------  -----------------------------------------      ---      -----------------
Cecil D. Conlee(3)..........  Chairman of CGR Advisors and The Conlee            61            1996
                                Company (real estate investments),
                                Atlanta, Georgia.

Rodney C. Dimock(4).........  President and Chief Operating Officer of           51          --
                              the Company since February 1998;
                                Executive Vice President and Chief
                                Operating Officer of the Company from
                                October 1995 to February 1998.
                                President of Aetna Realty Investors
                                from April 1991 to October 1995.

Blake Eagle.................  Chairman, since January 1994, of the MIT           64            1995
                                Center for Real Estate, Cambridge,
                                Massachusetts; Senior Real Estate
                                Consultant from January 1992 to
                                December 1993 and President of Real
                                Estate Consulting from 1985 to December
                                1991 of the Frank Russell Company,
                                Tacoma, Washington.

Dr. Karl-Ludwig Hermann.....  Independent financial consultant,                  63            1981
                              Greenwich, Connecticut.

Hans C. Mautner.............  Chairman and Chief Executive Officer of            60            1992
                                Corporate Property Investors (real
                                estate investments), New York City.

Dr. Lutz Mellinger(5).......  Managing Director of Deutsche Bank AG.             56            1997

                                    PRINCIPAL OCCUPATIONS DURING
DIRECTORS/NOMINEES(1)                  THE LAST FIVE YEARS(2)                AGE       DIRECTOR SINCE
----------------------------  -----------------------------------------      ---      -----------------
John S. Moody...............  Chairman and Chief Executive Officer of            49            1991
                              the Company since November 1997;
                                President and Chief Executive Officer
                                of the Company from June 1991 to
                                February 1998; President and Chief
                                Executive Officer from April 1991 to
                                July 1995 of Deutsche Bank Realty
                                Advisors, Inc., New York City.

Craig R. Stapleton(4).......  President of Marsh & McLennan Real Estate          53          --
                                Advisors, Inc., New York, New York.

Michael J.G. Topham.........  Executive Vice President of Hines                  50            1995
                              Interests Limited Partnership (real
                                estate investment and management),
                                Houston, Texas.

Dick van den Bos(6).........  Director of Property Investment for                57            1997
                              Stichting Pensioenfonds Voor de
                                Gezondheid Geestelijke en
                                Maatschappelijke Belangen ("PGGM").

Jan van der Vlist(6)........  Deputy Director of Real Estate                     43            1997
                              Investments for PGGM.

------------------------

(1) Information not of record with the Company is based upon the information furnished to the Company by said persons.

(2) Except as otherwise indicated, each of the individuals listed has been engaged in the principal occupation set forth opposite his name or has held a similar position with the same company for more than the last five years.

(3) At the 1997 Annual Meeting of stockholders, Mr. Conlee was elected as director to the Board by Hexalon Real Estate, Inc., pursuant to its rights as the owner of all outstanding shares of the Company's 8% Cumulative Convertible Preferred Stock, Series A (the "8% Preferred Stock"). On July 25, 1997, all of the outstanding shares of 8% Preferred Stock were converted into shares of Common Stock, and hence at this year's Annual Meeting, Mr. Conlee is standing for reelection by all holders of Common Stock.

(4) If elected, will commence serving as a director immediately after the Annual Meeting.

(5) Dr. Mellinger was appointed by the Board of Directors at its meeting held on November 26, 1997 to fill one of three vacancies created from the resignations of Dr. Rolf--E. Breuer and Berthold T. Wetteskind and by the Board's decision to increase the number of directors comprising the Board by one for a total of eleven directors.

(6) Appointed by the Board of Directors at its meeting held on November 26, 1997, as a nominee of PGGM pursuant to its rights under the Loan Purchase Agreement dated as of August 18, 1997 in connection with the DIHC Acquisition, to fill one of three vacancies created from the resignations of Dr. Rolf--E. Breuer and Berthold T. Wetteskind and by the Board's decision to increase the number of directors comprising the Board by one for a total of eleven directors. See "Certain Transaction-- PGGM and DIHC."

    Mr. Conlee is also a director of each of Oxford Industries and Central Parking Systems; Mr. Eagle is also a director of Storage Trust Realty; Mr. Mautner is also a director of Julius Baer Investment Management and of eight funds managed by Dreyfus Service Corporation; Mr. Moody is also a director of

Meridian Industrial Trust; and Mr. Stapleton is also a director of each of Allegheny Properties, Inc., Cendant Corp., Vacu Dry, Inc. and T.B. Woods.

    See "Certain Transactions" below for information regarding transactions between the Company and entities associated with certain directors and nominees.

BOARD OF DIRECTORS COMMITTEES, MEETINGS AND REMUNERATION

    The Board of Directors met nine times during 1997. In 1997, each director of the Company, other than Mr. Moody, received an annual retainer fee of $10,000, paid in cash, and an annual cash fee of $5,000 for service on a Board standing committee. Messrs. Mellinger, van den Bos and van der Vlist joined the Board on November 26, 1997 and received no compensation for 1997. The Company either reimburses each director for his expenses incurred in attending any meeting of the Board or a committee thereof or pays such expenses directly. If a member of the Board of Directors travels to inspect a property proposed to be acquired by the Company, such director is reimbursed for his travel expenses.

    The Board of Directors has a standing Administrative Committee comprised of Messrs. van den Bos, Mautner and Moody. To the extent permitted by law, the Administrative Committee may take action with the same force and effect as if the entire Board of Directors had acted in such situation where time is of the essence and it would be impractical and not in the best interests of the Company to convene a meeting of the entire Board of Directors.

    The Board of Directors has a standing Audit Committee, chaired by Mr. Eagle with Messrs. Hermann and Mellinger as its other members. The Audit Committee, which met once in 1997, recommends an independent auditor for the Company, meets with the independent auditor to review the annual statements and accounts and the scope of the audit of the Company and reviews the internal controls and financial structure of the Company.

    The Board of Directors has a standing Compensation Committee, chaired by Mr. Mautner with Messrs. Hermann and Topham as its other members. The Compensation Committee met twice in 1997. Its primary function is to review and make recommendations to the Board of Directors with respect to the compensation of each of the principal corporate officers.

    The Board of Directors has a standing Board Affairs Committee, chaired by Mr. Mautner with Messrs. Eagle, Topham and van den Bos as its other members. The Board Affairs Committee met once during 1997. Its primary function is to review all persons recommended to serve on the Board of Directors and to make recommendations to the Board regarding those persons and to review and make other recommendations to the Board as to the composition, organization, work, compensation and affairs of the Board and its committees. The Committee will consider persons recommended for membership on the Board when suggested in good faith by a stockholder (with the consent of the nominee).

    The Board of Directors has a standing Investment Committee, chaired by Mr. Rauenhorst, who is not standing for reelection. Its other members are Messrs. Conlee, Davis (who is not standing for reelection), Moody and van der Vlist. The Investment Committee met once in 1997. It reviews potential investments for the Company.

\

                                    OFFICERS

    The officers of the Company are elected by the Board of Directors to serve at the pleasure of the Board or until their successors are elected and qualified. The table below sets forth for each officer of the Company the name, principal occupations during the last five years, age and length of continuous service as an officer of the Company. The individuals listed below are all executive officers of the Company.

OFFICERS                                      PRINCIPAL OCCUPATIONS DURING THE LAST FIVE YEARS                    AGE
------------------------------  ----------------------------------------------------------------------------      ---
John S. Moody.................  Chairman and Chief Executive Officer of the Company since November 1997.              49
                                  President and Chief Executive Officer of the Company from June 1991 to
                                  February 1998. President and Chief Executive Officer of Deutsche Bank
                                  Realty Advisors, Inc. from April 1991 to July 1995.

Rodney C. Dimock..............  President and Chief Operating Officer of the Company since February 1998.             51
                                  Executive Vice President and Chief Operating Officer of the Company from
                                  October 1995 to February 1998. President of Aetna Realty Investors from
                                  April 1991 to October 1995.

Barry J. McGowan..............  Chief Investment Officer of the Company since March 1998. President,                  39
                                  Northeast Region from February 1995 to November 1997, Senior Vice
                                  President from April 1994 to February 1995, Vice President from January
                                  1993 to April 1994 of Koll Bren Realty Advisors.

Kevin P. Mahoney..............  Chief Financial Officer of the Company since February 1998. Vice President            37
                                  and Treasurer of the Company from September 1992 to February 1998. Vice
                                  President from December 1993 to July 1995 and Assistant Vice President from July 1991 to December 1993 of Deutsche Bank Realty Advisors, Inc.

Thomas P. Loftus..............  Chief Administrative Officer of the Company since February 1998. Vice                 39
                                  President and Controller of the Company since June 1992 and Secretary of the Company since June 1993. Director-Fund Administration from December
                                  1993 to July 1995, Vice President-Fund Administration from June 1992 to
                                  December 1993, and Vice President-Controller from April 1991 to June 1992 of Deutsche Bank Realty Advisors, Inc.

Scott M. Dalrymple............  Vice President of the Company since July 1991. Vice President from December           39
                                  1993 to July 1995 and Assistant Vice President from July 1991 to December
                                  1993 of Deutsche Bank Realty Advisors, Inc.

Karin G. Maas.................  Vice President of the Company since February 1998. Vice President from March          34
                                  1993 to October 1997 and Assistant Vice President from November 1992 to
                                  March 1993 of Deutsche Morgan Grenfell.

Thomas A. Nye.................  Vice President of the Company since July 1995. Vice President from December           33
                                  1993 to July 1995 and Assistant Vice President from July 1991 to December
                                  1993 of Deutsche Bank Realty Advisors, Inc.

OFFICERS                                      PRINCIPAL OCCUPATIONS DURING THE LAST FIVE YEARS                    AGE
------------------------------  ----------------------------------------------------------------------------      ---
Francis H. Shields, Jr........  Vice President of the Company since December 1996. Assistant Vice President           33
                                  of the Company from March 1994 to December 1996. Assistant Vice President of Deutsche Bank Realty Advisors, Inc. from March 1994 to July 1995. Asset
                                  Manager from May 1992 to March 1994 at the Edward S. Gordon Company.

Peter S. Smichenko............  Vice President of the Company since November 1997. Assistant Vice President           34
                                  of O'Connor Realty Advisors from May 1995 to October 1997. Property
                                  Manager for Hines Interests Limited Partnership from August 1987 to June
                                  1993.

Robert T. Sorrentino..........  Vice President of the Company since October 1997. Executive Vice President            44
                                  and Chief Financial Officer of DIHC Management Corp. since 1991.

                             EXECUTIVE COMPENSATION

    The following table sets forth information concerning the compensation of the Company's Chief Executive Officer and each of the other four most highly compensated executive officers of the Company at the end of 1997 (the "Named Officers"), for the past three years. Prior to July 1, 1995, the Company was managed pursuant to an advisory agreement with Deutsche Bank Realty Advisors, Inc. and paid no compensation to its officers, who were compensated by Deutsche Bank Realty Advisors, Inc. for services to the Company, including the payment of bonuses.

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM AWARDS
                                                                 -------------------------------------
                                    ANNUAL COMPENSATION(1)       RESTRICTED SECURITIES
                                -------------------------------    STOCK    UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION       YEAR      SALARY      BONUS    AWARDS(3)  OPTIONS(#)   COMPENSATION(4)
------------------------------  ---------  ---------  ---------  ---------  -----------  -------------
John S. Moody,................       1997  $ 350,000  $ 350,000  $ 579,000     325,000     $  24,935
  Chairman and Chief                 1996    350,000    300,000     --          --            24,659
  Executive Officer                  1995    175,000    100,000    825,000     300,000        17,010

Rodney C. Dimock,.............       1997    275,000    225,000    247,000     160,000        24,720
  President and Chief                1996    275,000    200,000     --          --            21,525
  Operating Officer                  1995(2)    57,291   100,000   600,000     150,000        15,000

Kevin P. Mahoney,.............       1997    110,000    115,000    167,000      78,000        11,355
  Chief Financial Officer            1996     95,000    100,000     --          --            11,251
                                     1995     48,000     50,000    198,000      75,000         6,601

Thomas P. Loftus,.............       1997    130,000     75,000     98,000      78,000        12,680
  Chief Administrative               1996    125,000     55,000     --          --            12,571
  Officer                            1995     62,500     35,000    258,000      75,000         8,612

Scott M. Dalrymple,...........       1997    110,000     90,000    167,000      78,000        12,592
  Vice President                     1996     95,000     75,000     --          --            12,447
                                     1995     48,000     45,000    198,000      75,000         7,374

------------------------

(1) See the lead-in paragraph to the Table.

(2) Mr. Dimock commenced employment with the Company on October 16, 1995.

(3) Dollar value calculated by multiplying the closing market price on the New York Stock Exchange with respect to year 1997 and on the Frankfurt Stock Exchange with respect to years 1995 and 1996 on the date of grant by the number of shares awarded. The aggregate number of restricted shares held and their value as of December 31, 1997 were as follows: Mr. Moody--93,000 shares/$1,784,437; Mr. Dimock--57,000 shares/$1,093,687; Mr. Mahoney--24,000 shares/$460,500; Mr. Loftus--24,000 shares/$460,500; and Mr. Dalrymple--24,000 shares/$460,500. The 1995 awards fully vested with respect to 13.333% on June 30, 1996 and 1997, and will fully vest with respect to 13.333% on June 30, 1998 and 1999, and with respect to 46.668% on June 30, 2000. The 1997 awards fully vest with respect to 13.333% on June 30, 1998, 1999, 2000, and 2001, and with respect to
    46.668% on June 30, 2002. Regular dividends are paid on restricted stock.

(4) "All Other Compensation" includes Company contributions of $4,000 for each of the Named Officers to the Company's 401(k) Retirement Plan and contributions to the Company's Profit Sharing Plan on behalf of the named individuals in the following amounts for 1997: Mr. Moody--$16,500; Mr. Dimock--$16,500; Mr. Mahoney--$6,213; Mr. Loftus--$7,314; and
    Mr.Dalrymple--$7,314. It also includes premiums paid by the Company for life insurance for the benefit of the named individuals in the following amounts:
    Mr. Moody--$4,435; Mr. Dimock--$4,220; Mr. Mahoney-- $1,142; Mr.
    Loftus--$1,366; and Mr. Dalrymple--$1,278.

                       OPINION GRANTS IN LAST FISCAL YEAR

                                                       INDIVIDUAL GRANTS                             POTENTIAL REALIZABLE
                                ----------------------------------------------------------------    VALUE AT ASSUMED ANNUAL
                                   NUMBER                                                            RATES OF STOCK PRICE
                                OF SECURITIES                                                       APPRECIATION FOR OPTION
                                 UNDERLYING      % OF TOTAL OPTIONS     EXERCISE OR                         TERM(1)
                                   OPTIONS      GRANTED TO EMPLOYEES    BASE PRICE   EXPIRATION   ---------------------------
NAME                            GRANTED(#)(2)      IN FISCAL YEAR         ($/SH)        DATE         5%($)         10%($)
------------------------------  -------------  -----------------------  -----------  -----------  ------------  -------------
John S. Moody.................      325,000                34.2%         $   14.50     3/17/2007  $  5,443,750  $  11,462,750

Rodney C. Dimock..............      160,000                16.8              14.50     3/17/2007     2,680,000      5,643,200

Kevin P. Mahoney..............       78,000                 8.2              14.50     3/17/2007     1,306,500      2,751,060

Thomas P. Loftus..............       78,000                 8.2              14.50     3/17/2007     1,306,500      2,751,060

Scott M. Dalrymple............       78,000                 8.2              14.50     3/17/2007     1,306,500      2,751,060

------------------------

(1) Such values are calculated based on the requirements promulgated by the Securities and Exchange Commission and are not intended to forecast future stock appreciation of the Common Stock. There can be no assurance that such values will be achieved.

(2) Such options vest in increments of 33 1/3% on each of the first three anniversaries of the date of grant.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                           NUMBER OF SECURITIES    VALUE OF UNEXERCISED IN-THE-
                            SHARES ACQUIRED     VALUE     UNDERLYING UNEXERCISED      MONEY OPTIONS AT FY-END
                             ON EXERCISES     REALIZED     OPTIONS AT FY-END (#)              ($)(1)
NAME                              (#)            ($)      EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
--------------------------  ---------------  -----------  -----------------------  -----------------------------
John S. Moody.............             0      $       0         200,000/425,000       $    977,500/$2,481,000

Rodney C. Dimock..........        10,500         37,538          89,500/210,000             437,500/1,177,500

Kevin P. Mahoney..........             0              0          50,000/103,000               244,500/605,000

Thoms P. Loftus...........             0              0          50,000/103,000               244,500/605,000

Scott M. Dalrymple........             0              0          50,000/103,000               244,500/605,000

------------------------

(1) Market value of stock on the New York Stock Exchange at year-end less option price.

RETENTION AGREEMENTS

    The Company has entered into retention agreements with twelve officers, including each of Messrs. Moody, Dimock, Mahoney, Loftus and Dalrymple, to address the terms and conditions of their employment in the event of a change in control. "Change in control" is generally said to occur when (i) any person becomes the owner of 25% or more of the Company's voting securities; (ii) directors who constitute the Board at the beginning of any two-year period, and any new directors whose election or nomination for election was approved by a vote of at least three-quarters of the directors then in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved, cease to constitute a majority; (iii) a merger, consolidation or reorganization in which the Company's voting securities do not continue to represent at least 50% of the surviving entity; or (iv) a reorganization, liquidation, or sale of all or substantially all of the Company's assets.

    In the event of termination of employment by the Company without cause, or by the employee for good reason, within two years following a change in control, the Company will make a lump sum payment of (i) the pro rata portion of the annual bonus for the year termination occurred, calculated on the basis of the target bonus and on the assumption that all performance goals have been or will be achieved, and (ii) three times annual compensation in the case of Messrs. Moody and Dimock and two times annual compensation in the case of all other officers. Annual compensation is generally defined as highest annual bonus plus the higher of the salary in effect immediately prior to termination or change in control.

    An officer may be terminated for "cause" if he is convicted of a felony, reveals confidential information about the Company or refuses to substantially perform his duties. An officer can terminate for "good reason" if the Company reduces his salary or benefits, relocates his office more than 25 miles from the present location, detrimentally alters his title or position, fails to get a successor to agree to assume the obligations under the retention agreement or materially breaches any provision of the agreement.

    In addition, the officer and his eligible dependents will continue to be eligible to participate during the benefit continuation period in the medical, dental, health, life and other welfare benefit plans and arrangements applicable to him immediately prior to his termination of employment, on the same terms and conditions in effect immediately prior to such termination. "Benefit continuation period" means the period beginning on the day of termination and ending on the earlier to occur of (i) the third anniversary of the date of termination in the case of Messrs. Moody and Dimock and the second anniversary of the date of termination in the case of all other officers and (ii) the date that the officer is eligible and elects coverage under the plans of a subsequent employer which provide substantially equivalent or greater benefits to the officer and his dependents.

    If the payments to an officer under the retention agreement constitute "parachute payments" (as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "Code")), and the officer would receive more value after taxes if the payments to be made to the officer were capped at three times the "base amount" less $1.00, then the payments to the officer will be reduced to that amount.

    The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company expressly to assume and to agree to perform its obligations under the retention agreements in the same manner and to the same extent that the Company would be required to perform such obligations if no such succession had taken place.

SUPPLEMENTAL PENSION BENEFIT

    The Company has entered into a contract with Mr. Moody whereby amounts are accrued under an unfunded arrangement to pay Mr. Moody a supplemental pension. Under the contract, his supplemental pension account was established with a credit of $250,000 as of July 1, 1995, and the Company is obligated to credit the account in the amount of $60,000 each subsequent July 1 during the continuance of Mr. Moody's employment. The account is also credited with any deemed income, gains or losses which would be attributable to a corresponding investment of an equal cash amount in such investment as the Company, taking into account Mr. Moody's views, shall deem the account to be invested. In general, unless his employment is terminated by the Company for cause (as defined), Mr. Moody will receive in a lump sum the total amount credited to his supplemental pension account when he retires or his employment otherwise ceases. In the event Mr. Moody's employment is terminated by the Company other than for cause, or if he resigns for good reason (as defined), in either case following a change in control (as defined), the Company is obligated to credit his supplemental pension account with an amount equal to $60,000 times the number of years (and fractions) remaining between his age on the date his employment ceases and age 60.

REPORT OF THE COMPENSATION COMMITTEE

    The Compensation Committee of the Board of Directors of the Company is responsible for administering officers' compensation and makes recommendations to the Board in connection therewith. All the members of the Compensation Committee are independent, nonemployee directors who are not eligible to participate in the programs which the Compensation Committee oversees.

    EXECUTIVE COMPENSATION COMPONENTS

    In early 1995, in anticipation of becoming self-administered on July 1, the Company engaged Coopers & Lybrand L.L.P. to make recommendations with respect to compensation. The resulting Coopers & Lybrand L.L.P. study recommended the continuation of a short-term incentive compensation program for officers in the form of cash bonuses and a long-term incentive program in the form of restricted stock and stock option grants. The Compensation Committee agreed with these recommendations and proposed, and the Board of Directors adopted, programs to implement them.

    As to short-term compensation, the Compensation Committee continues to believe that a large part of officers' compensation should consist of annual bonuses based on Company performance relative to predetermined goals and individual performance relative to predetermined objectives. Under the bonus program as adopted, a target bonus pool is established each year. Each officer's share of the pool is fixed based on his/her level of responsibility, his/her performance relative to the pre-established objectives and the Chairman's evaluation of the officer's performance. As a result of this process, target bonus levels for individuals may range from 30% to 60% of base salary, with the weighted average for all officers being 48%.

    The target pool will be awarded if the Company meets the pre-set goals. For lesser, but still acceptable performance, less than the target will be awarded. For outstanding performance, more than the target will be awarded. As in effect for 1997, the most important factors in evaluating performance are funds from operations per share and subjective Board assessment, each weighted at 34%. The other two factors are share price performance measured against the NAREIT office building universe and total return as measured against the NACREIF office building universe, both weighted at 16%. The Chairman and CEO of the Company participates in the bonus program on the same basis as other officers. In awarding bonuses for 1997, the Compensation Committee took into account, among other things, the successful completion of the Company's initial public offering in the United States and listing on the New York Stock Exchange, the successful completion of the DIHC Acquisition, thereby doubling the size of the Company, the success of the Company in increasing earnings, and the making of other new investments, all while keeping staff size and overhead down.

    As to long-term compensation, the Compensation Committee recommended, and the Board of Directors approved (subject to stockholder approval), the Incentive Plan in February 1998. Prior to such time, the Compensation Committee had approved individual grants of options and restricted stock to certain of the Company's officers. The Incentive Plan will permit the Compensation Committee to grant a wide array of stock-based awards in order to achieve its objectives of attracting and retaining officers and key employees and of creating stockholder value. Such stock-based awards include, without limitation, nonqualified and incentive stock options, stock appreciation rights, and restricted stock and performance units.

    In 1998, the Compensation Committee also recommended, and the Board of Directors also approved, the retention agreements described in this Proxy Statement. Such agreements are designed to provide security to the Company's officers in the event of an actual or potential change in control so that they will not be distracted to the detriment of the Company and its stockholders.

    The Compensation Committee believes that, in general, executive compensation--base salaries plus annual incentive for meeting targets--should be aimed at the 70th percentile of peer companies as provided by professional compensation consultants. Company performance does not affect base salaries appreciably.

    COMPLIANCE WITH SECTION 162(m) OF THE CODE

    Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation over $1 million paid to the CEO and the four other most highly compensated executive officers unless certain conditions are satisfied. The Company's Incentive Plan (see below) is designed to comply with the requirements of Section 162(m). Accordingly, options, stock appreciation rights and performance awards granted thereunder will generally be fully deductible by the Company. The Company does not presently anticipate that compensation paid to the Named Officers will exceed the limit on deductible compensation.

                                          Submitted by the Compensation
                                          Committee of the Board of Directors.
                                          Mr. H.C. Mautner, Chairman
                                          Dr. K.L. Hermann
                                          Mr. M.J.G. Topham

STOCKHOLDER RETURN GRAPH

    The following graph compares the yearly percentage change in the Company's cumulative total stockholder return on its Common Stock (assuming reinvestment of distributions at date of payment into Common Stock of the Company) with the cumulative total return on the published Standard & Poor's 500 Stock Index and the cumulative total return on the published NAREIT All Equity Index over the preceding five-year period. The following graph is presented pursuant to Securities and Exchange Commission rules.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
              AMONG CORNERSTONE PROPERTIES INC., S&P 500 INDEX AND
             THE NAREIT ALL EQUITY INDEX THROUGH DECEMBER 31, 1997

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        DOLLARS

                               1992       1993       1994       1995       1996       1997
Cornerstone                     100        158        153        161        179        224
S&P 500 Index                   100        110        111        153        188        251
NAREIT All Equity Index         100        119        120        141        192        228

                                                                                            AT DECEMBER 31,
                                                                    ----------------------------------------------------------------
                                                                      1992       1993       1994       1995       1996       1997
                                                                    ---------  ---------  ---------  ---------  ---------  ---------
Cornerstone Common Stock..........................................  $     100  $     158  $     153  $     161  $     179  $     224
S&P 500 Index.....................................................        100        110        111        153        188        251
NAREIT All Equity Index...........................................        100        119        120        141        192        228

Assumes $100 invested on December 31, 1992 in Cornerstone Common Stock, S&P 500 Index and NAREIT All Equity Index. Amounts are rounded to the nearest dollar.

------------------------

 *  Total return assumes reinvestment of dividends and distributions.

                              CERTAIN TRANSACTIONS

PGGM AND DIHC

    After receiving stockholder approval on October 27, 1997, the Company acquired (the "DIHC Acquisition") interests in nine Class A office properties comprising approximately 4.5 million rentable square feet in Alexandria, Virginia (3 properties), Atlanta (2 properties), Boston (2 properties), Charlotte and Washington, D.C., as well as an undeveloped parcel of land in Chicago (collectively, the "DIHC Properties"). The DIHC Acquisition was effected by the Company purchasing all of the outstanding stock of those direct and indirect subsidiaries of Dutch Institutional Holding Company, Inc. ("DIHC") that owned interests in the DIHC Properties, together with certain loans to such subsidiaries held by PGGM. DIHC is a wholly-owned subsidiary of PGGM. As consideration for the DIHC Acquisition, PGGM and DIHC together received approximately $1.06 billion, consisting of 34,185,500 shares of Common Stock, approximately $260 million in cash and $250 million in promissory notes. As of April 17, 1998, the shares of Common Stock of PGGM and DIHC constituted approximately 35% of the Company's outstanding Common Stock. See "Security Ownership of Certain Beneficial Owners and Management" below.

    In connection with the DIHC Acquisition, the Company and PGGM entered into that certain Loan Purchase Agreement, dated as of August 18, 1997, which provided, among other things, that upon the request of PGGM, at the first meeting of the Board following the DIHC Acquisition, the number of directors comprising the Board would be increased and two individuals nominated by PGGM would be appointed by the Board to fill such vacancies. The first Board meeting following the DIHC Acquisition was held on November 26, 1997. Due to the resignations of Dr. Rolf--E. Breuer and Berthold T. Wetteskind, there were two vacancies in the then ten member Board of Directors. At the meeting the Board resolved to increase the number of directors which comprised the Board by one for a total of 11 directors. To fill two of the three vacancies, the Board appointed two individuals nominated by PGGM: Dick van den Bos and Jan van der Vlist to the Board. In addition, the registration rights and voting agreement among the Company, DIHC and PGGM provides that as long as PGGM and DIHC and their affiliates own in the aggregate 5% or more of the issued and outstanding shares of Common Stock, the Company will take all action necessary to ensure that two members of the Company's Board are individuals designated by PGGM.

HINES INTERESTS LIMITED PARTNERSHIP

    Through an affiliate, Hines Interests Limited Partnership ("HILP"), of which Mr. Topham is an executive vice president, held a 49% managing general partnership interest and a 1% limited partnership interest in the limited partnership which owns Norwest Center in Minneapolis, Minnesota. The Company, through a subsidiary, holds a 50% general partnership interest in such limited partnership. HILP has a management agreement with such partnership with an initial term expiring December 31, 2001, pursuant to which HILP was paid approximately $1,032,000 in 1997. It was also paid approximately $1,142,000 by this limited partnership for other services rendered during 1997.

    HILP has a management agreement for One Norwest Center in Denver, Colorado which expires December 31, 2005, pursuant to which HILP was paid a management fee of approximately $616,000 for 1997. HILP was also paid approximately $1,034,000 by the Company for other services rendered to this property during 1997.

    HILP has a management agreement for 125 Summer Street in Boston with an initial term expiring December 31, 1999, pursuant to which it was paid a management fee of approximately $475,000 in 1997. HILP was also paid approximately $520,000 by the Company for other services rendered to this property during 1997.

    HILP has a management agreement for One Lincoln Centre in Oakbrook Terrace, Illinois, which is cancelable with 30 days' notice, and was paid a management fee of approximately $230,000 in 1997 pursuant to this agreement. HILP was also paid approximately $337,000 by the Company for other services rendered to this property during 1997.

    An affiliate of HILP held an 8.5% interest in the joint venture that owns Two Twenty Two Berkeley in Boston, Massachusetts. The Company, through an affiliate, acquired the remaining 91.5% interest in this joint venture on October 26, 1997. HILP has a management and leasing agreement with such joint venture with an expiration date of April 13, 2064, pursuant to which HILP was paid approximately $108,000 for the period from October 26, 1997 to December 31, 1997. HILP was also paid approximately $69,000 by the joint venture for other services rendered to this property during such period.

    An affiliate of HILP held an 8.5% interest in the joint venture that owns Five Hundred Boylston in Boston, Massachusetts. The Company, through an affiliate, acquired the remaining 91.5% interest in this joint venture on October 26, 1997. HILP has a management and leasing agreement with such joint venture with an expiration date in May 2061, pursuant to which HILP was paid approximately $180,000 for the period from October 26, 1997 to December 31, 1997. HILP was also paid approximately $116,000 by the joint venture for other services rendered to this property during such period.

    In addition, HILP and its affiliates manage and own properties in the Minneapolis, Denver, Boston, Oakbrook Terrace and New York markets which compete with the Company's properties.

    An affiliate of HILP owns 349,650 shares of the Company's Common Stock and holds a $12,926,000 note which is convertible into 903,916 shares of Common Stock at $14.30 per share. During 1997, the Company incurred approximately $791,000 in interest expense on this convertible note.

DEUTSCHE BANK AG

    The Company had a $32,500,000 term loan with Deutsche Bank AG London. This loan was repaid in full in March 1997.

    Deutsche Bank holds $50,000,000 of non-voting 7% Cumulative Preferred Stock of the Company convertible into Common Stock commencing in the year 2000 at a conversion price of $16.50 per share. During 1997, the Company incurred $3,500,000 of dividends payable on this Cumulative Preferred Stock.

    Dr. Mellinger is a Managing Director of Deutsche Bank.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information with respect to persons known by the Company to be the beneficial owner of 5% or more of the Common Stock of the Company.

COMMON STOCK

                                                                                             BENEFICIAL OWNERSHIP
                                                                                          ---------------------------
                                                                                           NUMBER OF     PERCENTAGE
NAME AND ADDRESS                                                                             SHARES       OF CLASS
----------------------------------------------------------------------------------------  ------------  -------------
PGGM(1).................................................................................    27,458,750         28.0%
  P.O. Box 117
  3700 AC Zeist
  The Netherlands

DIHC....................................................................................     6,726,750          6.9%
  200 Galleria Parkway NW
  Suite 2000
  Atlanta, GA 30339

New York State Teachers' Retirement System..............................................     6,896,550          7.0%
  10 Corporate Woods Drive
  Albany, NY 12211-2395

------------------------

(1) As the sole stockholder of DIHC, PGGM may be deemed to beneficially own the shares held beneficially and of record by DIHC. Accordingly, PGGM may be deemed to own, in the aggregate, 34,185,500 Shares, representing 34.9% of the outstanding shares of Common Stock.

    Following are the shares of the Company's Common Stock beneficially owned as of April 17, 1998 by all directors and nominees, by each of the named executive officers, and by the directors and executive officers as a group. Except as footnoted, each named individual has sole voting and investment power over the shares listed by that individual's name. As of April 17, 1998, no nominee for director beneficially owned more than 1.0% of the outstanding shares of the Company's Common Stock. All 22 directors and executive officers as a group beneficially owned approximately 1.3% of the outstanding shares of Common Stock at April 17, 1998.

NAME                                                                                                     SHARES
-----------------------------------------------------------------------------------------------------  ----------
Cecil D. Conlee......................................................................................      --
George A. Davis (not standing for reelection)........................................................      --
Blake Eagle..........................................................................................      10,349(1)
Dr. Karl-Ludwig Hermann..............................................................................      10,000(2)
Hans C. Mautner......................................................................................      45,194(1)
Dr. Lutz Mellinger...................................................................................      --
John S. Moody........................................................................................     412,306(3)
Gerald Rauenhorst (not standing for reelection)......................................................      10,349(1)
Craig R. Stapleton...................................................................................      92,900
Dick van den Bos.....................................................................................      --
Jan van der Vlist....................................................................................      --
Michael J.G. Topham..................................................................................      10,349(1)
Scott M. Dalrymple...................................................................................     101,300(4)
Rodney C. Dimock.....................................................................................     221,565(5)
Thomas P. Loftus.....................................................................................     101,000(4)
Kevin P. Mahoney.....................................................................................     100,300(4)
Thomas A. Nye........................................................................................     102,800(4)
Francis H. Shields, Jr...............................................................................      74,789(6)
Barry J. McGowan.....................................................................................      19,178(7)
Karin G. Maas........................................................................................      12,500(8)
Robert T. Sorrentino.................................................................................      12,500(8)
Peter S. Smichenko...................................................................................         250
All directors and executive officers as a group (22 persons).........................................   1,337,629

------------------------

(1) Includes 349 restricted shares received as director compensation and 10,000 shares subject to options exercisable within 60 days.

(2) Includes 10,000 shares subject to options exercisable within 60 days.

(3) Includes 93,000 restricted shares awarded to him in his capacity as an executive officer of the Company and 308,333 shares subject to options exercisable within 60 days.

(4) Includes 24,000 restricted shares awarded to him in his capacity as an executive officer of the Company and 76,000 shares subject to options exercisable within 60 days.

(5) Includes 57,000 restricted shares awarded to him in his capacity as an executive officer of the Company and 142,833 shares subject to options exercisable within 60 days.

(6) Includes 21,622 restricted shares awarded to him in his capacity as an executive officer of the Company and 52,667 shares subject to options exercisable within 60 days.

(7) Includes 19,178 restricted shares awarded to him in his capacity as an executive officer of the Company.

(8) Includes 12,500 restricted shares awarded to him/her in his/her capacity as an executive officer of the Company.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company or written representations from the Company's executive officers, directors and greater than ten percent beneficial owners, such persons complied with all Section 16(a) filing requirements in 1997.

            APPROVAL OF THE COMPANY'S 1998 LONG-TERM INCENTIVE PLAN
                             (ITEM 2 ON PROXY CARD)

    The stockholders are being asked to approve the "Cornerstone Properties Inc. 1998 Long-Term Incentive Plan" (the "Incentive Plan"). The Board adopted the Incentive Plan, effective as of February 4, 1998, subject to stockholder approval of the Incentive Plan at the Annual Meeting.

    In connection with the approval of the Incentive Plan, the stockholders are also being asked to approve each of the performance goals listed under the Incentive Plan pursuant to which the Compensation Committee may make payments which meet the requirements for "qualified performance-based compensation" under
Section 162(m) of the Code.

    Approval of the Incentive Plan and the performance goals at the Annual Meeting requires an affirmative vote of the majority of shares represented in person or by proxy at the meeting and entitled to vote on the subject matter.

    The complete text of the Incentive Plan is attached to this Proxy Statement as Exhibit A. The following is a summary of the key terms of the Incentive Plan, which is qualified in its entirety by reference to the text of the Incentive Plan.

    GENERAL TERMS. The Incentive Plan is an omnibus equity-based incentive plan that provides for awards in the form of stock awards, restricted stock units, stock options, stock appreciation rights, performance units, dividend equivalents and other awards to eligible individuals. The Incentive Plan also allows the Compensation Committee to grant annual and long-term performance awards that meet the criteria for "qualified performance-based compensation" under Section 162(m) of the Code. Only officers and key employees, consultants and advisers to the Company or any of its subsidiaries (including key individuals who have accepted an offer of employment with any of them) are eligible to receive awards under the Incentive Plan. The Company currently estimates that approximately 12 individuals are eligible to participate in the Incentive Plan.

    The Company's ability to issue shares of Common Stock under the Incentive Plan is subject to a number of limits set forth in the Incentive Plan. The maximum number of shares of Common Stock that may be subject to outstanding awards under the Incentive Plan at any time is equal to (i) 5% of the total number of issued and outstanding shares of Common Stock on a fully diluted basis (without regard to securities awarded under the Incentive Plan or any other stock-based plan for, or agreement with, employees or directors of the Company) as of December 31 of the prior calendar year, less (ii) the total number of outstanding awards under any other such stock-based plan or agreement. In order to satisfy the requirements of Section 162(m) of the Code, no eligible individual may receive under the Incentive Plan in any calendar year options or stock appreciation rights covering more than 1,000,000 shares. The limits described above are subject to adjustment by the Compensation Committee in the event of a merger, consolidation, stock dividend, stock split or other event affecting the Common Stock. On April 3, 1998, the closing price of the Company's Common Stock on the New York Stock Exchange was $18.0625.

    The Compensation Committee administers the Incentive Plan and has the authority to select the participants, and determine the type, number and other terms and conditions of the awards. The Compensation Committee may prescribe award documents, establish rules and regulations for the administration of the Incentive Plan, construe and interpret the Incentive Plan and the award documents and make all other decisions or interpretations as the Compensation Committee may deem necessary.

    Awards under the Incentive Plan may be granted singly or in combination or tandem with any other award. The terms and conditions of each award will be set forth in an award document approved by the Compensation Committee at or after the time of grant of the award. At or after the time of grant of an award, the Compensation Committee may determine the vesting, exercisability, payment and other restrictions that apply to the award. The Compensation Committee will also have authority, at or after the time of grant, to determine the effect, if any, that an employee's termination of employment or a change in control of the Company will have on the vesting and exercisability of an award.

    The Incentive Plan contemplates the following types of awards:

    STOCK OPTIONS. Stock options may be either nonqualified stock options or incentive stock options within the meaning of Section 422 of the Code. The term of a stock option may not be longer than ten years, and the exercise price of an option may not be less than the fair market value of a share of Common Stock at the time of grant. The exercise price of a stock option may be paid in cash or previously owned stock or both. The Incentive Plan also allows the Compensation Committee to grant a so-called "reload option" in connection with the exercise of an option through the tender of previously owned shares of Common Stock. In order to comply with the provisions of the Code, the Incentive Plan does not allow for the grant of incentive stock options of more than 5,000,000 shares of Common Stock.

    STOCK APPRECIATION RIGHTS. Each stock appreciation right entitles a participant to receive the excess, if any, of the fair market value of a share of Common Stock on the date of exercise over the fair market value of a share of Common Stock on the date of grant. At the discretion of the Compensation Committee, payments to an employee upon exercise of a stock appreciation right may be made in cash, shares of Common Stock or both. The Compensation Committee may grant stock appreciation rights alone or together with stock options. If a stock appreciation right is granted in tandem with a stock option, the stock appreciation right may not be exercised prior to, or later than, the time the related option could be exercised.

    STOCK AWARDS. Stock awards generally consist of one or more shares of Common Stock granted to a participant for no consideration or sold to a participant for a stated amount. Stock awards may be subject to restrictions on transfer and to vesting conditions, as the Compensation Committee may determine.

    RESTRICTED STOCK UNITS. Each restricted stock unit represents the right of a participant to receive the value of one share of Common Stock at a payment date specified in connection with the grant of the unit, subject to the terms and conditions established by the Compensation Committee. When these terms and conditions are satisfied, restricted stock units will be payable, at the discretion of the Compensation Committee, in cash, shares of Common Stock or both.

    PERFORMANCE UNITS. Performance units may be granted as fixed or variable share- or dollar-denominated units, subject to conditions of vesting and time of payment as the Compensation Committee may determine. Performance units will be payable, at the discretion of the Compensation Committee, in cash, shares of Common Stock or both.

    DIVIDEND EQUIVALENTS. Each dividend equivalent granted under the Incentive Plan generally entitles a participant to receive the value of any dividends paid in respect of a share of Common Stock. Dividend equivalents may be settled through the payment of cash, Common Stock, other property or any combination thereof and may be awarded on a free-standing basis or in connection with another award.

    OTHER AWARDS. The Incentive Plan authorizes the Compensation Committee to fashion other types of equity and non-equity based awards and gives the Compensation Committee broad discretion to specify the terms and provisions of such other awards. Other awards may be based upon performance goals, the value of a share of Common Stock, the value of other securities of the Company, or other criteria that the Compensation Committee specifies. Other awards may consist solely of cash bonuses or supplemental cash payments to a participant to permit the participant to pay some or all of the tax liability incurred in connection with the vesting, exercise, payment or settlement of an award.

    PERFORMANCE AWARDS. The Incentive Plan permits the Compensation Committee to establish one or more performance periods and to provide for performance payments to participants upon the achievement of the targets for one or more performance goals applicable to the performance period. A performance period may be for such duration as the Compensation Committee may specify, and the Incentive Plan allows the Compensation Committee to establish concurrent or overlapping performance periods. Performance payments are intended to qualify as "qualified performance-based compensation" for purposes of Section 162(m) of the Code and to be fully deductible for federal income tax purposes by the Company.

    Payments in respect of a performance period may be made only upon the achievement of the targets for one or more of the following performance goals: funds from operations per share, funds from operations, earnings per share, net income, net operating income, pretax profits, pretax operating income, revenue growth, return on sales, return on equity, return on assets managed, return on investment, increase in the Fair Market Value of a share of Common Stock, total return to stockholders, cash flow, or economic value added. A performance goal may be measured on a periodic, annual or cumulative basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. Performance goals may be calculated without regard to changes in accounting rules that occur during a performance period.

    Following the completion of a performance period, the Incentive Plan requires the Compensation Committee to certify that the applicable performance targets have been achieved and to determine the amount of the performance payment to be made to a participant for the performance period. The Plan allows the Compensation Committee to exercise discretion to reduce (but not increase) the amount of the performance payment for a performance period.

    Performance payments may be paid in cash, Common Stock, awards under the Incentive Plan or in other property. The Compensation Committee may also permit a participant to defer receipt of a performance payment or may require the mandatory deferral of some or all of a performance payment. Where a performance payment is made in the form of Common Stock that is subject to transfer or other restrictions, the Incentive Plan permits, but does not require, the Compensation Committee to apply a discount not in excess of 25% to the fair market value of a share of Common Stock to determine the number of shares of Common Stock that will be delivered to the participant as part of the performance payment.

    The maximum value of a performance payment that may be made to a participant for any performance period of twelve months is $2,000,000. If the payment for a twelve month period is expressed as a percentage of the participant's base salary, it may not be greater than 300% of the participant's annual base salary in effect at the start of the performance period. If a performance period is greater than or less than twelve months, the dollar or salary limit will be determined by multiplying the applicable twelve-month limit by a fraction, the numerator of which is the number of whole and partial months in the performance period and the denominator of which is twelve.

    The Board or the Compensation Committee may, at any time, terminate or, from time to time, amend, modify or suspend the Incentive Plan. However, no amendment may increase the limits set forth in the Incentive Plan, allow for grants of options at an exercise price less than Fair Market Value at the time of grant or amend the Incentive Plan in any manner which would permit a reduction in the exercise price of options, without stockholder approval.

                               New Plan Benefits

    As of the date of this Proxy Statement, the only awards which have been made or determined by the Company under the Incentive Plan, all of which were made subject to stockholder approval of the Incentive Plan, are set forth in the table below.

NAME AND POSITION                                                           NUMBER OF OPTIONS
--------------------------------------------------------------------------  ------------------
John S. Moody ............................................................         150,000
  Chairman and Chief Executive Officer

Rodney C. Dimock .........................................................         100,000
  President and Chief Operating Officer

Kevin P. Mahoney .........................................................          75,000
  Chief Financial Officer

Thomas P. Loftus .........................................................          45,000
  Chief Administrative Officer

Scott M. Dalrymple .......................................................          45,000
  Vice President

Executive Officer Group...................................................         575,000

Non-Executive Director Group..............................................               0

Non-Executive Officer Employee Group......................................          20,000

                        Federal Income Tax Consequences

    The federal income tax consequences of the grant and exercise of an option are summarized below. The summary is not intended to be complete and is not intended as tax advice to any person.

    NONQUALIFIED STOCK OPTIONS. The grant of a nonqualified stock option has no immediate federal income tax effect; the employee will not recognize taxable income and the Company will not receive a tax deduction. When the employee exercises the option, the employee will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price, and the Company will generally receive a tax deduction equal to the amount of income recognized. Nonqualified stock options granted under the Incentive Plan are intended to qualify as qualified-performance-based compensation for purposes of Section 162(m) of the Code.

    INCENTIVE STOCK OPTIONS. When an employee is granted an incentive stock option, or when the employee exercises the option, the employee will generally not recognize taxable income (except for purposes of the alternative minimum tax) and the Company will not receive a tax deduction. If the employee holds the shares of Common Stock for at least two years from the date of grant and one year from the date of exercise, any gain or loss upon a subsequent disposition of the shares will be treated as long-term capital gain or loss.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE INCENTIVE PLAN.

          APPROVAL OF AMENDMENT TO RESTATED ARTICLES OF INCORPORATION
                             (ITEM 3 ON PROXY CARD)

    At the Annual Meeting, stockholders will also be asked to approve an amendment to the Company's Restated Articles of Incorporation to increase the number of authorized shares of Preferred Stock to 65,000,000 shares having such preferences, limitations and relative rights as may be determined by the Board (the "Amendment"). The form of the Amendment is attached hereto as Exhibit B.

    Presently, the Company is authorized to issue 15,000,000 shares of Preferred Stock, of which (i) 3,030,303 shares of 7% Cumulative Convertible Preferred Stock, with no par value, are authorized, issued and outstanding and (ii) 344,828 shares of 8% Cumulative Preferred Stock, with no par value, are authorized, but none are issued and outstanding.

    The Amendment will increase the Company's financial flexibility. The Board believes that the complexity of modern business financing and acquisition transactions requires greater flexibility in the Company's capital structure than currently exists. The Preferred Stock will be available for issuance from time to time as determined by the Board for any proper corporate purpose. Such purposes could include, without limitation, issuances in public or private sales for cash as a means of obtaining capital for use in the Company's business and operations, issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or properties, and issuances under employee benefit plans. The Company does not presently have any plans, agreements, understandings or arrangements that will or could result in the issuance of any Preferred Stock.

    It is not possible to state the actual effect of the authorization of the Preferred Stock upon the rights of holders of Common Stock until the Board determines the respective rights of the holders of one or more series of Preferred Stock.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE AMENDMENT.

                             SELECTION OF AUDITORS
                             (ITEM 4 ON PROXY CARD)

    The Audit Committee has recommended and the Board of Directors has selected Coopers & Lybrand L.L.P. as independent auditors for the Company for the fiscal year ending December 31, 1998. This selection is being presented to the stockholders for ratification, although the Board of Directors may terminate the appointment of Coopers & Lybrand L.L.P. as the Company's independent auditors without the approval of the stockholders of the Company. The Company has been advised that the representatives of Coopers & Lybrand L.L.P. are expected to be present at the Annual Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

                                 OTHER MATTERS
                             (ITEM 5 ON PROXY CARD)

    The Board of Directors does not currently intend to present any matter for action at the Annual Meeting other than the matters described in this Proxy Statement and does not know of any other matter to be brought before the meeting. If any other matter should properly come before the meeting, the persons named in the enclosed proxy will vote in regard thereto according to their discretion, unless otherwise directed in the proxy.

                                    *  *  *

    Proposals of stockholders of the Company must be received by the Secretary of the Company at its principal office not later than December 18, 1998 in order to be included in the Company's proxy materials for the 1999 Annual Meeting of Stockholders.

    UPON WRITTEN REQUEST TO CORNERSTONE PROPERTIES INC., 126 EAST 56TH STREET, NEW YORK, NEW YORK 10022, ATTENTION: MS. KARIN MAAS, VICE PRESIDENT--INVESTOR RELATIONS, ANY STOCKHOLDER MAY OBTAIN A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997.

    April 17, 1998

                                                                       EXHIBIT A

                          CORNERSTONE PROPERTIES INC.
                         1998 LONG-TERM INCENTIVE PLAN

    1. PURPOSES. The purposes of the Plan are to advance the interests of the Company and its stockholders by attracting and retaining officers and key employees and to reward officers and key employees for contributing to the success of the Company and the creation of stockholder value. The Plan permits the Committee to make Awards which constitute "qualified performance-based compensation" for purposes of Section 162(m) of the Code.

    2.  DEFINITIONS AND RULES OF CONSTRUCTION.

        (a) DEFINITIONS. For purposes of the Plan, the following capitalized words shall have the meanings set forth below:

           "AWARD" means a Stock Award, RSU, Option, SAR, Dividend Equivalent, Other Award, Performance Award or any combination of the foregoing.

           "AWARD DOCUMENT" means an agreement, certificate or other type or form of document or documentation approved by the Committee which sets forth the terms and conditions of an Award. An Award Document may be in written, electronic or other media, may be limited to a notation on the books and records of the Company and, unless the Committee requires otherwise, need not be signed by a representative of the Company or a Participant.

           "BENEFICIARY" means the person designated in writing by the Participant to exercise or to receive an Award or payments or other amounts in respect thereof in the event of the Participant's death or, if no such person has been designated in writing by the Participant prior to the date of death, the Participant's estate. No Beneficiary designation under the Plan shall be effective unless it is in writing and is received by the Company prior to the date of death of the applicable Participant.

           "BOARD" means the Board of Directors of the Company.

           "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the rulings and regulations promulgated thereunder.

           "COMMITTEE" means the Compensation Committee of the Board, or such other committee of the Board as may be designated by the Board to administer the Plan.

           "COMMON STOCK" means the common stock, no par value per share, of the Company.

           "COMPANIES" means the Company and each Subsidiary.

           "COMPANY" means Cornerstone Properties Inc., a Nevada corporation.

           "DEFERRED COMPENSATION ACCOUNT" means the account established on the books and records of the Company to record the amount of deferred compensation payable under the Plan to a Participant.

           "DIVIDEND EQUIVALENT" means a right granted in accordance with
       Section 12 to receive a payment in cash, shares of Common Stock or other property equal in value to the dividends declared and paid on a specified number of shares of Common Stock. A Dividend Equivalent may constitute a free-standing Award or may be granted in connection with another type of Award.

           "EFFECTIVE DATE" means February 4, 1998.

           "ELIGIBLE INDIVIDUAL" means an individual described in Section 4(a).

           "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and the rulings and regulations promulgated thereunder.

           "FAIR MARKET VALUE" means, with respect to a share of Common Stock, the fair market value thereof as of the relevant date of determination, as determined in accordance with a valuation methodology approved by the Committee. In the absence of any alternative valuation methodology approved by the Committee, the Fair Market Value of a share of Common Stock shall equal the closing price of a share of Common Stock on the New York Stock Exchange, or such other national securities exchange as may be designated by the Committee.

           "GAAP" means U.S. Generally Accepted Accounting Principles.

           "INCENTIVE STOCK OPTION" means an Option which meets the requirements of Section 422 of the Code.

           "NONQUALIFIED STOCK OPTION" means any Option which is not an Incentive Stock Option.

           "OPTION" means an Option granted under Section 9 of the Plan, including an Incentive Stock Option and a Nonqualified Stock Option.

           "OTHER AWARD" means an Award granted under the Plan in accordance with Section 13.

           "PARTICIPANT" means an Eligible Individual who holds an outstanding Award under the Plan.

           "PERFORMANCE AWARD" means the right of a Participant to receive a specified amount following the completion of a Performance Period based upon performance in respect of one or more of the Performance Goals applicable to such period.

           "PERFORMANCE GOAL" means any of the following: funds from operations, funds from operations per share, earnings per share, net income, net operating income, pretax profits, pretax operating income, revenue growth, return on sales, return on equity, return on assets managed, return on investment, increase in the Fair Market Value of a share of Common Stock, total return to stockholders, cash flow or economic value added. A Performance Goal may be measured over a Performance Period on a periodic, annual, cumulative or average basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, Subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. To the extent that there is a change in GAAP during a Performance Period, the Committee may calculate any Performance Goal with or without regard to such change.

           "PERFORMANCE PERIOD" means a period of time designated by the Committee over which one or more Performance Goals are measured.

           "PERFORMANCE UNIT" means an Award granted pursuant to Section 11.

           "PLAN" means this Cornerstone Properties Inc. 1998 Long-Term Incentive Plan, as the same may be amended from time to time.

           "RESTORATION OPTION" means an Option that is awarded upon the exercise of an Option earlier awarded under the Plan or any other plan of the Company (an "UNDERLYING OPTION") for which the exercise price is paid in whole or in part by tendering shares of Common Stock previously owned by the Participant, where such Restoration Option (i) covers a number of shares of Common Stock no greater than the number of previously owned shares tendered in payment of the exercise price of the Underlying Option plus the number of shares withheld to pay taxes arising upon such exercise, (ii) the expiration date of the Restoration Option is no later than the expiration date of the Underlying Option and (iii) the exercise price per share of the

       Restoration Option is no less than the Fair Market Value per share of Common Stock on the date of exercise of the Underlying Option.

           "RESTRICTED SHARES" means shares of Common Stock subject to a Stock Award that have not vested or remain subject to forfeiture, transfer or other restrictions in accordance with Section 7 and the applicable Award Document.

           "RSU" means a restricted stock unit award granted in accordance with
       Section 8.

           "SAR" means a stock appreciation right or limited stock appreciation right granted in accordance with Section 10.

           "STOCK AWARD" means a grant of shares of Common Stock in accordance with Section 7.

           "SUBSIDIARY" means (i) a corporation or other entity with respect to which the Company, directly or indirectly, has the power, whether through the ownership of voting securities, by contract or otherwise, to elect at least a majority of the members of such corporation's board of directors or analogous governing body, or (ii) any other corporation or other entity in which the Company, directly or indirectly, has an equity or similar interest and which the Committee designates as a Subsidiary for purposes of the Plan. For purposes of determining eligibility for the grant of Incentive Stock Options under the Plan, the term "Subsidiary" shall be defined in the manner required by Section 424(f) of the Code.

           "SUBSTITUTE AWARD" means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock.

           "TARGET" means the target performance objective set by the Committee for a Performance Goal.

           "TARGET PAYMENT" means the amount payable to a Participant for a Performance Period upon the achievement of one of more Targets set by the Committee for that period.

        (b) RULES OF CONSTRUCTION. The masculine pronoun shall be deemed to include the feminine pronoun and the singular form of a word shall be deemed to include the plural form, unless the context requires otherwise. Unless the text indicates otherwise, references to sections are to sections of the Plan.

    3.  ADMINISTRATION.

        (a) AUTHORITY OF THE COMMITTEE. The Plan shall be administered by the Committee, no member of which shall be eligible to participate in the Plan. The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, (i) to select the Participants, (ii) to grant Awards, (iii) to determine the type, number and other terms and conditions of, and all other matters related to, Awards,
    (iv) to prescribe Award Documents (which need not be identical for each Participant), (v) to establish rules and regulations for the administration of the Plan, (vi) to construe and interpret the Plan and the forms of Award Documents and to correct defects, supply omissions or reconcile inconsistencies therein, (vii) to make factual determinations in connection with the administration or interpretation of the Plan, and (viii) to make all other decisions or interpretations as the Committee may deem necessary or advisable for the administration of the Plan. Any decision of the Committee in the administration of the Plan shall be final and conclusive on all interested persons.

        (b) DELEGATION. The Committee may delegate its responsibility with respect to the administration of the Plan to one or more officers of the Company, to one or more members of the Committee or to one or more members of the Board; PROVIDED, HOWEVER, that the Committee may not delegate its responsibility (i) to make Awards to individuals who are subject to Section 16 of the Exchange Act, (ii) to make Awards under Section 14 which are intended to constitute "qualified performance-based compensation" under
    Section 162(m) of the Code or (iii) to amend or terminate the Plan in accordance with Section 20. The Committee may also appoint agents to assist in the day-to-day administration of the Plan and may delegate the authority to execute documents under the Plan to one or more members of the Committee or to one or more officers of any of the Companies.

        (c) TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL. The Committee shall also have full authority to determine and specify in the applicable Award Document the effect, if any, that a Participant's termination of employment for any reason will have on the vesting, exercisability, payment or lapse of restrictions applicable to an Award. The date of a Participant's termination of employment for any reason shall be determined in the sole discretion of the Committee. Similarly, the Committee shall have full authority to determine the effect, if any, of a change in control of the Company on the vesting, exercisability, payment or lapse of restrictions applicable to an Award, which effect may be specified in the applicable Award Document or determined at a subsequent time.

        (d) RELIANCE AND INDEMNIFICATION. The Committee shall be entitled to rely in good faith upon any report or other information furnished to it by any officer or employee of the Companies or from the financial, accounting, legal or other advisers of any of the Companies. Each member of the Committee, each individual to whom the Committee delegates authority hereunder, each individual designated by the Committee to administer the Plan and each other person acting at the direction of or on behalf of the Committee shall not be liable for any determination or anything done or omitted to be done by him or by any other member of the Committee or any other such individual in connection with the Plan, except for his own willful misconduct or as expressly provided by statute, and, to the extent permitted by law and the bylaws of the Company, shall be fully indemnified and protected by the Company with respect to such determination, act or omission.

    4.  PARTICIPATION.

        (a) ELIGIBLE INDIVIDUALS. Only officers and key employees of one of the Companies (or a division or operating unit thereof) or any individual who has accepted an offer of employment with any of the Companies as an officer or key employee shall be eligible to participate in the Plan and to receive Awards under the Plan.

        (b) AWARDS TO PARTICIPANTS. The Committee shall have no obligation to grant any Eligible Individual an Award or to designate an Eligible Individual as a Participant for a Performance Period solely by reason of such Eligible Individual having received a prior Award or having been designated as a Participant for any prior Performance Period. The Committee may grant more than one Award to a Participant at the same time or may designate an Eligible Individual as a Participant in Performance Periods that begin on the same date or that cover overlapping periods of time.

    5.  COMMON STOCK SUBJECT TO THE PLAN.

        (a) PLAN LIMIT. Subject to adjustment in accordance with the provisions of Section 18, the maximum number of shares of Common Stock (the "PLAN LIMIT") that may be subject to outstanding Awards at any time under the Plan shall be equal to (i) five percent of the aggregate of the total number of issued and outstanding shares of Common Stock and the total number of securities outstanding which are convertible into or exchangeable or exercisable for shares of Common Stock (other any such securities issued under this Plan and any other stock-based plan for, or agreement with, employees or directors of the Company) calculated as of December 31st of the prior calendar year less (ii) the total number of shares of Common Stock subject to outstanding awards as of such date under any other stock-based plan for, or agreement with, employees or directors of the Company. No reduction in the number of issued and outstanding shares of Common Stock shall cause any Award granted prior to such reduction to be forfeited or prevent the Company from issuing the maximum number of shares of Common Stock subject to such Award. Any shares issued in connection with Substitute Awards shall not be counted against the Plan Limit and shall not be subject to Section 5(c).

        (b) RESERVE. In administering the Plan, the Committee may establish reserves against the Plan Limit for amounts payable in settlement of Awards or in settlement of Deferred Compensation Accounts. The Committee may also promulgate additional rules and procedures for calculating the portion of the Plan Limit available for Awards.

        (c) SPECIAL LIMITS. Anything to the contrary in Section 5(a) notwithstanding, but subject to Section 18(b), the following special limits shall apply to shares of Common Stock available for Awards under the Plan:

            (i) The maximum number of shares of Common Stock that may be subject to Options or free-standing SARs granted to any Eligible Individual in any calendar year shall equal 1,000,000 shares, plus any shares which were available under this Section 5(c)(i) for Awards of Options or free-standing SARs to such Eligible Individual in any prior calendar year but which were not covered by such Awards.

            (ii) In no event will the number of shares of Common Stock issued in connection with the grant of Incentive Stock Options exceed 5,000,000 shares.

    6. AWARDS IN GENERAL. Awards under the Plan may consist of Stock Awards, RSUs, Options, SARs, Performance Units, Dividend Equivalents, Other Awards, Performance Awards or any combination of the foregoing. Any Award may be granted singly or in combination or tandem with any other Award, as the Committee may determine. Awards may be made in combination with or as alternatives to grants or rights under any other compensation or benefit plan of the Companies, including the plan of any acquired entity. The terms and conditions of each Award shall be set forth in an Award Document in a form approved by the Committee for such Award, which shall contain terms and conditions not inconsistent with the Plan. Except in connection with a transaction or event described in Section 18(b) or in connection with the grant of Substitute Awards, nothing in the Plan shall be construed as permitting the Company to reduce the exercise price of Options previously granted under this Plan or options previously granted under any other plan of the Companies without stockholder approval.

    7.  STOCK AWARDS.

        (a) FORM OF AWARD. The Committee is authorized to grant shares of Common Stock to an Eligible Individual as a Stock Award for no consideration other than the provision of services or at a purchase price determined by the Committee. Stock Awards may be granted in lieu of other compensation or benefits payable to a Participant or in settlement of previously granted Awards. Shares of Common Stock granted pursuant to this Section 7 shall be subject to such restrictions on transfer or other incidents of ownership for such periods of time, and shall be subject to such conditions of vesting, as the Committee may determine. If shares of Common Stock are offered for sale under the Plan, the purchase price shall be payable in cash, or, in the sole discretion of the Committee or as set forth in the applicable Award Document, in shares of Common Stock already owned by the Participant or other consideration acceptable to the Committee or in any combination of cash, shares of Common Stock or such other consideration.

        (b) SHARE CERTIFICATES; RIGHTS AND PRIVILEGES. At the time Restricted Shares are granted or sold to a Participant, share certificates representing the appropriate number of Restricted Shares shall be registered in the name of the Participant but shall be held by the Company in custody for the account of such person. The certificates shall bear a legend restricting their transferability as provided herein.

    Except for such restrictions on transfer or other incidents of ownership as may be determined by the Committee and set forth in the Agreement relating to an award or sale of Restricted Shares, a Participant shall have the rights of a stockholder as to such Restricted Shares, including the right to receive dividends and the right to vote in accordance with applicable law.

        (c) DISTRIBUTIONS. Unless the Committee determines otherwise at or after the time of grant, any shares of Common Stock or other securities of the Company received by a Participant to whom Restricted Shares have been granted or sold as a result of a non-cash distribution to holders of Common Stock or as a stock dividend on Common Stock shall be subject to the same terms, conditions and restrictions as such Restricted Shares.

    8. RSUS. The Committee is authorized to grant RSUs to Eligible Individuals. Each RSU shall entitle the holder thereof to receive, as determined by the Committee at or after the time of grant, one share of Common Stock or cash and other property with a value equal to the Fair Market Value of a share of Common Stock on the date of settlement of the RSU. RSUs shall be subject to such vesting, payment and settlement terms and restrictions as the Committee shall impose. RSUs may be granted in lieu of other compensation or benefits payable to a Participant or in settlement of previously granted Awards.

    9.  STOCK OPTIONS.

        (a) FORM OF AWARD. The Committee is authorized to grant Options to Eligible Individuals. An Option shall entitle a Participant to purchase a specified number of shares of Common Stock during a specified time at an exercise price that is fixed at the time of grant or for which the method of determining the exercise price is specified at the time of grant, all as the Committee may determine; PROVIDED, HOWEVER, that, except in the case of Options which are Substitute Awards, the exercise price per share shall be no less than 100% of the Fair Market Value per share on the date of grant (or if the exercise price is not fixed on the date of grant, then on such date as the exercise price is fixed). An Option may be an Incentive Stock Option or a Nonqualified Stock Option as determined by the Committee and set forth in the applicable Award Document. Payment of the exercise price of an Option shall be made in cash, or, to the extent provided by the Committee at or after the time of grant, in shares of Common Stock (including shares already owned by the Participant or to be issued to the Participant upon exercise of the Option) or in any combination of cash and shares of Common Stock. An Option may also be exercised through a "cashless exercise" procedure facilitated by a broker approved by the Company, and in accordance with procedures established by the Committee, for this purpose. An Option shall be effective for such term as shall be determined by the Committee and set forth in the Award Document relating to such Option, and the Committee may extend the term of an Option after the time of grant; PROVIDED, HOWEVER, that the term of an Option may in no event extend beyond the tenth anniversary of the date of grant of such Option. The Committee may also provide at or after the time of grant that a Participant shall have the right to receive a Restoration Option upon the exercise through the tendering of shares of Common Stock of an Option or an option granted under another plan of the Company.

        (b) INCENTIVE STOCK OPTIONS. Each Option granted pursuant to the Plan shall be designated at the time of grant as either an Incentive Stock Option or as a Nonqualified Stock Option. No Incentive Stock Option may be issued pursuant to the Plan to any individual who, at the time the Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, unless (A) the exercise price determined as of the date of grant is at least 110% of the Fair Market Value on the date of grant of the shares of Common Stock subject to such Option, and (B) the Incentive Stock Option is not exercisable more than five years from the date of grant thereof. No Incentive Stock Option may be granted under the Plan after the tenth anniversary of the Effective Date.

    10.  STOCK APPRECIATION RIGHTS.

        (a) FORM OF AWARD. The Committee is authorized to grant SARs to Eligible Individuals. An SAR shall entitle a Participant to receive, upon exercise, (i) an amount in cash equal to the excess, if any, of the Fair Market Value on the exercise date of the number of shares of Common Stock for which the stock appreciation right is exercised, over the Fair Market Value of such number of shares on the date of grant (or, in the case of an SAR granted in tandem with an Option, the aggregate exercise price which the Participant would otherwise have been required to pay under the terms of the Option in order to purchase such shares), (ii) a number of shares of Common Stock having an aggregate Fair Market Value, as of the date of exercise, equal to the amount determined as in the preceding clause (i), or (iii) a combination of cash and shares having an aggregate value equal to the amount determined as in the preceding clause (i). An SAR may be granted on a free-standing basis or in tandem with another Award. Notwithstanding the foregoing, the exercise price of an SAR that is a Substitute Award may be less than the Fair Market Value of a share of Common Stock on the date of grant.

        (b) EXERCISABILITY. The Committee shall determine at or after the time of grant whether payments in respect of an SAR shall be in cash, shares of Common Stock or a combination thereof. An SAR shall be exercisable at the time or times established by the Committee at or after the time of grant.

        (c) TANDEM SARS. If an SAR is granted in tandem with an Option, the SAR shall not be exercisable prior to or later than the time the related Option could be exercised. An SAR granted in tandem with an Option may be granted either at the same time as such Option or subsequent thereto. If granted in tandem with an Option, an SAR shall cover the same number of shares of Common Stock as covered by the Option (or such lesser number of shares as the Committee may determine) and shall be exercisable only at such time or times and to the extent the related Option shall be exercisable, and shall have the same term and exercise price as the related Option (which, in the case of an SAR granted after the grant of the related Option, may be less than the Fair Market Value per share on the date of grant of the tandem
    SAR). Upon exercise of an SAR granted in tandem with an Option, the related Option shall be canceled automatically to the extent of the number of shares covered by such exercise; conversely, if the related Option is exercised as to some or all of the shares covered by the tandem grant, the tandem SAR shall be canceled automatically to the extent of the number of shares covered by the Option exercise.

    11. PERFORMANCE UNITS. The Committee is authorized to grant Performance Units to Eligible Individuals. Performance Units may be granted as fixed or variable share- or dollar-denominated units subject to such conditions of vesting and time of payment as the Committee may determine and as shall be set forth in the applicable Award Document relating to such Performance Units. Performance Units may be paid in cash, Common Stock, Awards, other property or any combination thereof, as the Committee may determine at or after the time of grant.

    12. DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash, Common Stock, Awards or other property equal in value to the dividends paid in respect of a specified number of shares of Common Stock. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents will be paid or distributed when accrued or will be deemed reinvested in additional shares of Common Stock, Awards, or other investment vehicles as the Committee may specify. Dividend Equivalents may be subject to the same terms and conditions as any Award granted in connection therewith or to such other terms and conditions as the Committee specifies in connection with the granting of the Dividend Equivalents.

    13. OTHER AWARDS. The Committee is authorized to grant Other Awards in addition to the Awards as described in Sections 6 through 12 pursuant to which cash, Common Stock or other securities of the

Company, other property or any combination thereof is, or in the future may be, acquired by a Participant. Other Awards may be valued in whole or in part with reference to, or otherwise based upon or related to one or more Performance Goals, the value of a share of Common Stock or the value of other securities of the Company, including preferred stock, debentures, notes, convertible or exchangeable debt securities, rights or warrants, the value of any asset or property of the Company or such other criteria as the Committee shall specify. Other Awards may consist solely of cash bonuses or supplemental cash payments to a Participant, including without limitation, payments to permit the Participant to pay some or all of the tax liability incurred in connection with the vesting, exercise, payment or settlement of an Award. Other Awards may be granted in lieu of other compensation or benefits payable to a Participant or in settlement of previously granted Awards.

    14.  PERFORMANCE AWARDS.

        (a) FORM OF AWARD. Subject to the further provisions of this Section 14, the Committee is authorized to grant Performance Awards under this
    Section 14 which shall provide for Target Payments to Participants for a Performance Period upon the achievement of the Target or Targets established by the Committee for such Performance Period. Target Payments may be made in cash, Common Stock, Awards, other property or any combination thereof. The provisions of this Section 14 shall be construed and administered by the Committee in a manner which complies with the requirements under Section 162(m) of the Code applicable to "qualified performance-based compensation."

        (b) PERFORMANCE GOALS AND TARGETS. The Performance Goals and Targets applicable to a Performance Period shall be established by the Committee prior to, or reasonably promptly following the inception of, a Performance Period but, to the extent required by Section 162(m) of the Code and the regulations thereunder, by no later than the earlier of the date that is ninety days after the commencement of the Performance Period or the day prior to the date on which twenty-five percent of the Performance Period has elapsed. At the time that the Committee specifies the Performance Goals and Targets applicable to a Performance Period, the Committee shall also specify
    (i) the Target Payment payable for the Performance Period if the applicable Target or Targets are achieved, (ii) the amount, if any, payable in excess of the Target Payment if actual performance exceeds the Target or Targets and (iii) the amount by which the Target Payment will be reduced if actual performance is less than the Target or Targets established for the Performance Period. The Committee may also establish the minimum level of performance on one or more Performance Goals for a Performance Period below which no amounts will be payable for the Performance Period.

        (c) ADDITIONAL PROVISIONS APPLICABLE TO PERFORMANCE PERIODS. More than one Performance Goal may apply to a given Performance Period and the payment in connection with a Performance Award for a given Performance Period may be made based upon (i) the attainment of the performance Targets for only one Performance Goal or for any one of the Performance Goals applicable to that Performance Period or (ii) performance related to two or more Performance Goals, whether assessed individually or in combination with each other. The Committee may, in connection with the establishment of Performance Goals and Targets for a Performance Period, establish a matrix setting forth the relationship between performance on two or more Performance Goals and the amount of the Award payable for that Performance Period.

        (d) DURATION OF THE PERFORMANCE PERIOD. The Committee shall establish the duration of each Performance Period at the time that it sets the Performance Goals and Targets applicable to that period. The Committee shall be authorized to permit overlapping or consecutive Performance Periods.

        (e) CERTIFICATION. Following the completion of each Performance Period, the Committee shall certify, in accordance with the requirements in the regulations under Section 162(m) of the Code, whether the criteria for paying amounts in respect of each Performance Award related to that

    Performance Period have been achieved. Unless the Committee determines otherwise, no amounts payable in respect of Performance Awards shall be paid for a Performance Period until the Performance Period has ended and the Committee has certified the amount of the Awards payable for the Performance Period in accordance with Section 162(m) of the Code.

        (f) DISCRETION. The Committee is authorized at any time during or after a Performance Period to reduce or eliminate the amount payable in respect of a Performance Award to any Participant, for any reason, including, without limitation, (i) in recognition of unusual or nonrecurring events affecting the Company, any Subsidiary, or any business division or unit or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles, (ii) to take into account a change in the position or duties of a Participant during the Performance Period or a change in the Participant's employment status during the Performance Period or (iii) to take into account subjective or objective performance factors not otherwise set forth in the Plan or applicable Award Documents.

        (g) TIMING OF PAYMENT. Subject to Section 14(e), the amounts, if any, payable in respect of Performance Awards for a Performance Period will generally be paid within ninety days following the end of the applicable Performance Period.

        (h) MAXIMUM AMOUNT PAYABLE PER PARTICIPANT UNDER THIS SECTION 14. The maximum aggregate value of the cash and other property in settlement of a Performance Award (prior to adjustment in accordance with Section 14(i)) payable per Participant for any Performance Period of twelve months may not exceed $2,000,000 (the "PERFORMANCE DOLLAR LIMIT"). If the Target Payment in connection with a Performance Award payable to a Participant for a Performance Period of twelve months is expressed as a percentage of the Participant's base salary, then, in addition to the limit set forth in the previous sentence, the maximum aggregate value of the cash and other property (prior to adjustment in accordance with Section 14(i)) payable to such Participant in respect of the Performance Award for such Performance Period shall not exceed 300% (the "SALARY LIMIT") of the Participant's annual rate of base salary as of the start of the Performance Period. If a Performance Period is greater than or less than twelve months, the applicable Performance Dollar Limit or Salary Limit, as the case may be, shall be determined by multiplying the applicable twelve-month limit by a fraction, the numerator of which is the number of whole and partial months in the Performance Period and the denominator of which is twelve.

        (i) PAYMENT OF PERFORMANCE AWARDS IN SHARES OF COMMON STOCK. In the event that the Company settles a Performance Award through the payment of Common Stock that is subject to either forfeiture or transfer restrictions, the Company may apply a reasonable discount to the then Fair Market Value of the stock in determining the number of shares issued in settlement of such portion of the award; PROVIDED, HOWEVER, that the amount of the discount applied to the Fair Market Value of a share of Common Stock may not exceed twenty-five percent.

    15.  VESTING; FORFEITURE; TERMINATION OF EMPLOYMENT AND CHANGE IN
CONTROL. The Committee shall specify at or after the time of grant of an Award the vesting, forfeiture and other conditions applicable to the Award and the provisions governing the disposition of an Award in the event of a Participant's termination of employment with the Companies. In connection with a Participant's termination of employment, the Committee may vary the vesting, exercisability and settlement provisions of an Award relative to the circumstances resulting in such termination of employment. The Committee shall have the discretion to accelerate the vesting or exercisability of, eliminate the restrictions and conditions applicable to, or extend the post-termination exercise period of an outstanding Award. Similarly, the Committee shall have full authority to determine the effect, if any, of a change in control of the Company on the vesting, exercisability, payment or lapse of restrictions applicable to an Award, which effect may be specified in the applicable Award Document or determined at a subsequent time.

    16.  ACCELERATION AND DEFERRAL.

        (a) ACCELERATION. The Committee may accelerate the payment or settlement of an Award and may apply a reasonable discount to the amount delivered to the Participant to reflect such accelerated payment or settlement. If the Committee accelerates the payment or settlement of a Performance Award, the amount of the discount applied to such accelerated payment or settlement shall meet the requirements of the regulations under
    Section 162(m) of the Code.

        (b) DEFERRAL. In accordance with rules and procedures established by the Committee, the Committee (i) may permit a Participant at or after the time of grant to defer receipt of payment or settlement of some or all of an Award to one or more dates elected by the Participant, subsequent to the date on which such Award is payable or otherwise to be settled, or (ii) may require at or after the time of grant that the portion of an Award in excess of an amount specified by the Committee be mandatorily deferred until one or more dates specified by the Committee. Amounts deferred in accordance with the preceding sentence shall be noted in a bookkeeping account maintained by the Company for this purpose and may periodically be credited with notional interest or earnings in accordance with procedures established by the Committee from time to time. Deferred amounts shall be paid in cash, Common Stock or other property, as determined by the Committee at or after the time of deferral, on the date or dates elected by the Participant or, in the case of amounts which are mandatorily deferred, on the date or dates specified by the Committee.

    17.  GENERAL PROVISIONS.

        (a) NON-TRANSFERABILITY OF AWARD. Unless the Committee determines otherwise, no Award or amount payable under, or interest in, the Plan shall be transferable by a Participant except by will or the laws of descent and distribution or otherwise be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; PROVIDED, HOWEVER,that the Committee may, in its discretion and subject to such terms and conditions as it shall specify, permit the transfer of an Award for no consideration to a Participant's family members or to one or more trusts or partnerships established in whole or in part for the benefit of one or more of such family members (collectively, "PERMITTED TRANSFEREES"); and PROVIDED FURTHER that this sentence shall not preclude a Participant from designating a Beneficiary to receive the Participant's outstanding Award following the death of the Participant. Any Award transferred to a Permitted Transferee shall be further transferable only by will or the laws of descent and distribution or, for no consideration, to another Permitted Transferee of the Participant. The Committee, may in its discretion, permit transfers of Awards other than those contemplated by this
    Section 17(a). During the lifetime of the Participant, an Option, SAR or similar-type Other Award shall be exercisable only by the Participant or by a Permitted Transferee to whom such Option, SAR or Other Award has been transferred in accordance with this Section 17(a).

        (b) RIGHTS WITH RESPECT TO SHARES. A Participant shall have no rights as a stockholder with respect to shares of Common Stock covered by an Award until the date the Participant or his nominee becomes the holder of record of such shares, and, except as provided in Section 12, no adjustments shall be made for cash dividends or other distributions or other rights as to which there is a record date preceding the date such person becomes the holder of record of such shares.

        (c) NO RIGHT TO CONTINUED EMPLOYMENT. Neither the creation of the Plan nor the granting of Awards thereunder shall be deemed to create a condition of employment or right to continued employment with the Company, and each Participant shall be and shall remain subject to discharge by the Company as though the Plan had never come into existence.

        (d) CONSENT TO PLAN. By accepting any Award or other benefit under the Plan, each Participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

        (e) WAGE AND TAX WITHHOLDING. The Company or any Subsidiary is authorized to withhold from any Award or any compensation or other payment to a Participant amounts of withholding and other taxes due in connection with any Award, and to take such other action as the Committee may deem necessary or advisable to enable the Company and the Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority for the Company to withhold or receive Common Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

        (f) COMPLIANCE WITH SECURITIES LAWS. An Award may not be exercised, and no shares of Common Stock may be issued in connection with an Award, unless the issuance of such shares has been registered under the Securities Act of 1933, as amended, and qualified under applicable state "blue sky" laws, or the Company has determined that an exemption from registration and from qualification under such state "blue sky" laws is available.

        (g) UNFUNDED PLAN. The Plan is intended to constitute an "unfunded" plan for incentive compensation. Nothing contained in the Plan (or in any Award Documents or other documentation related thereto) shall give any Participant any rights that are greater than those of a general creditor of the Company; PROVIDED, HOWEVER, that the Committee may authorize the creation of trusts and deposit therein cash, shares of Common Stock, or other property or make other arrangements, to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee determines otherwise. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify.

        (h) OTHER EMPLOYEE BENEFIT PLANS. Payments received by a Participant under any Award made pursuant to the Plan shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company, unless otherwise specifically provided for under the terms of such plan or arrangement or by the Committee.

        (i) COMPLIANCE WITH RULE 16B-3. Notwithstanding anything contained in the Plan or in any Award Document to the contrary, if the consummation of any transaction under the Plan would result in the possible imposition of liability on a Participant pursuant to Section 16(b) of the Exchange Act, the Committee shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction or the effectiveness of such action to the extent necessary to avoid such liability, but in no event for a period longer than six months.

        (j) EXPENSES. The costs and expenses of administering and implementing the Plan shall be borne by the Company.

        (k) APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Common Stock or other securities pursuant to Award will be used for general corporate purposes.

    18.  RECAPITALIZATION OR REORGANIZATION.

        (a) AUTHORITY OF THE COMPANY AND STOCKHOLDERS. The existence of the Plan, the Award Documents and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

        (b) CHANGE IN CAPITALIZATION. Notwithstanding any provision of the Plan or any Award Document, the number and kind of shares authorized for issuance under Section 5(a), including the maximum number of shares available under the special limits provided for in Section 5(d), may be equitably adjusted in the sole discretion of the Committee in the event of a stock split, stock dividend, recapitalization, reorganization, merger, consolidation, extraordinary dividend, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value or other similar corporate event affecting the Common Stock in order to preserve, but not increase, the benefits or potential benefits intended to be made available under the Plan. In addition, upon the occurrence of any of the foregoing events, the number of outstanding Awards and the number and kind of shares subject to any outstanding Award and the purchase price per share, if any, under any outstanding Award may be equitably adjusted (including by payment of cash to a Participant) in the sole discretion of the Committee in order to preserve the benefits or potential benefits intended to be made available to Participants granted Awards. Such adjustments shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final. Unless otherwise determined by the Committee, such adjusted Awards shall be subject to the same vesting schedule and restrictions to which the underlying Award is subject.

    19. EFFECTIVE DATE. The Plan shall become effective on the Effective Date, subject to subsequent approval thereof by the Company's stockholders at the first annual meeting of stockholders to occur after the Effective Date, and shall remain in effect until it has been terminated pursuant to Section 20. If the Plan is not approved by the stockholders at such annual meeting, the Plan and all interests in the Plan awarded to Participants before the date of such annual meeting shall be void AB INITIO and of no further force and effect.
Section 14 of the Plan and the definition of "Performance Goal" shall be submitted to the Company's stockholders at the first stockholder meeting that occurs in the fifth year following the year in which the Plan was last approved by stockholders (or any earlier meeting designated by the Board), in accordance with the requirements of Section 162(m) of the Code and the regulations thereunder. If stockholder approval of the Plan is not obtained at any such meeting, then no further Performance Awards shall be made under Section 14 after the date of such annual meeting, but the remainder of the Plan shall continue in effect until terminated in accordance with Section 20.

    20. AMENDMENT AND TERMINATION. Notwithstanding anything herein to the contrary, the Board or the Committee may, at any time, terminate or, from time to time, amend, modify or suspend the Plan; PROVIDED, HOWEVER, that no amendment which (i) increases the Plan Limit or increases limits set forth in Section 5(d) (except as otherwise contemplated by the terms of the Plan as approved by stockholders), (ii) allows for grants of Options (other than Substitute Awards) at an exercise price less than Fair Market Value at the time of grant or (iii) amends the last sentence of Section 6 in a manner that would permit a reduction in the exercise price of Options (or options granted under another plan of the Companies), under circumstances other than those stated in such sentence, shall be effective without stockholder approval.

    21. GOVERNING LAW. The validity, construction and effect of the Plan, any rules and regulations relating to the Plan, and any Award shall be determined in accordance with the laws of the State of Nevada applicable to contracts to be performed entirely within such state and without giving effect to principles of conflicts of laws.

                                                                       EXHIBIT B

                      CERTIFICATE OF AMENDMENT OF RESTATED
                          ARTICLES OF INCORPORATION OF
                          CORNERSTONE PROPERTIES INC.

    The undersigned, being the President and Secretary of Cornerstone Properties Inc., a Nevada corporation (the "Corporation"), do hereby certify as follows:

        1. That on        , 1998, the board of directors of the Corporation by a
    vote taken and adopted, consented to the adoption of resolutions setting forth the proposed amendment to the Restated Articles of Incorporation of the Corporation, as hereinafter set forth, declaring the advisability thereof, and calling a meeting of the shareholders for the purpose of considering and voting upon the proposed amendment.

        2. Said resolution called for the following amendment to the Restated Articles of Incorporation:

           I. The first paragraph of ARTICLE 4, Section 4.01, Authorized Shares, is hereby amended in its entirety as follows:

           Section 4.01 AUTHORIZED SHARES. The aggregate number of shares that the Corporation shall have the authority to issue is Three Hundred Fifteen Million (315,000,000) shares of Capital Stock consisting of Sixty-Five Million (65,000,000) shares of Preferred Stock with no par value per share and Two Hundred Fifty Million (250,000,000) shares of Common Stock with no par value per share.

    Except as specifically amended herein, ARTICLE 4 shall not be affected by this amendment and shall continue in full force and effect.

        3.  That at the annual meeting of the shareholders of the Corporation
    held on May 20, 1998, of a total of       votes cast at such annual meeting,
    shareholders holding       shares of the Corporation, which constituted a
    majority of shares entitled to vote at the annual meeting, cast votes in favor and adopted and consented to the adoption of a resolution setting forth the proposed amendment to the Corporation's Restated Articles of Incorporation as hereinabove set forth.

        4. That the Restated Articles of Incorporation of the Corporation are hereby amended as set forth above and the undersigned make this certificate pursuant to Section 78.385 and 78.390 of the Nevada Revised Statutes.

                                          CORNERSTONE PROPERTIES INC.

                                          By:

                                             -----------------------------------

                                              Rodney C. Dimock
                                             PRESIDENT

                                          By:

                                             -----------------------------------

                                              Thomas P. Loftus
                                             SECRETARY

State of New York
County of Richmond

    This instrument was acknowledged before me on        , 1998 by Rodney C.
Dimock as President of CORNERSTONE PROPERTIES INC.

                                          --------------------------------------

                                                      Notary Public

                                          Printed:

                                                --------------------------------

                                          My Commission expires:

                                                          ----------------------

(Seal, if any)

                         REVOCABLE PROXY CARD


                      CORNERSTONE PROPERTIES INC.

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 20, 1998


    The undersigned stockholder of Cornerstone Properties Inc., hereby acknowledges receipt of the Notice of Annual Meeting of Stodkholders and Proxy Statement with respect to the Annual Meeting of Stockholders of Cornerstone Properties Inc. to be held at the Four Seasons Hotel, 57 East
57th Street, New York, New York 10022 on Wednesday, May 20, 1998, at
2:00 p.m. (local time), and hereby appoints John S. Moody and Rodney C. Dimock, and each of them, proxies and attorneys-in-fact, each with power of substitution and revocation, and each with all powers that the undersigned would possess if personally present, to vote the Cornerstone Properties Inc. Common Stock of the undersigned at such meeting and any postponements or adjournments of such meeting, as set forth below, and in their discretion upon any other business that may properly come before the meeting (and any such postponements or adjournments).

    THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, FOR THE ELECTION OF THE NOMINEES, FOR PROPOSALS 2, 3 AND 4 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

             IMPORTANT - TO BE SIGNED AND DATED ON REVERSE SIDE

/X/ Please mark votes
    as in this example.

    PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN
    THIS PROXY IN THE ENCLOSED ENVELOPE.

    1.        To elect eleven directors to the
              Company's Board of Directors.

    NOMINEES: Cecil D. Conlee, Rodney C. Dimock, Blake Eagle,
              Dr. Karl-Ludwig Hermann, Hans C. Mautner, Dr. Lutz Mellinger, John S. Moody, Craig R. Stapleton, Michael J.G. Topham, Dick van den Bos, Jan van der Vlist.

                                                   WITHHELD
                            FOR ALL                FROM ALL
                           NOMINEES                NOMINEES

                           /      /                /       /
                           /      /                /       /


   /       /
   /       /  ______________________________________________
              For all nominees except as noted above

              MARK HERE FOR          /        /
              ADDRESS                /        /
              CHANGE AND
              NOTE BELOW

                                                                  FOR      AGAINST       ABSTAIN

    2.    To approve the Cornerstone Properties Inc. 1998      /      /    /      /     /       /
          Long-Term Incentive Plan.                            /      /    /      /     /       /

    3.    To approve an amendment to the Company's Restated    /      /    /      /     /       /
          Articles of Incorporation to increase the number     /      /    /      /     /       /
          of authorized shares of Preferred Stock from the
          current amount of 15,000,000 shares to 65,000,000
          shares.

    4.    To ratify the appointment of Coopers & Lybrand       /      /    /      /     /       /
          L.L.P. as independent public accountants of the      /      /    /      /     /       /
          Company for fiscal year 1998.

    5.    To transact such other business as may properly come /      /    /      /     /       /
          before the meeting or any adjournment thereof.       /      /    /      /     /       /

    This proxy card should be signed by the stockholder(s) exactly as his or her name(s) appear(s) hereon, dated and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both persons should sign.


Signature_________________ Date__________ Signature ___________ Date__________